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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report: (Date of earliest event reported) May 11, 2005

                               HILAND PARTNERS, LP
             (Exact name of registrant as specified in its charter)

           Delaware                  000-51120               71-0972724
 (State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)

                            205 W. Maple, Suite 1100
                              Enid, Oklahoma 73701
               (Address of principal executive offices) (Zip Code)

                                 (580) 242-6040
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange
    Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Information to be Included in the Report

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

        On May 11, 2005, Hiland Partners, LP announced the appointment of Rayford T. Reid to the board of directors of its general partner, Hiland Partners GP, LLC. Mr. Reid will serve on the compensation committee of the board of directors. A copy of the press release announcing Mr. Reid's appointment to Hiland Partners GP, LLC's board of directors is attached hereto as Exhibit 99.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.  Description
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    99       Press release dated May 11, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    HILAND PARTNERS, LP

                                                    By: HILAND PARTNERS GP, LLC,
                                                        its general partner

                                                        /s/ Randy Moeder
                                                        ------------------------
                                                        Randy Moeder,
                                                        Chief Executive Officer,
                                                        President and Director

May 11, 2005